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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 31, 2004



                               Nashua Corporation
       -------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Massachusetts                             1-05492                              02-0170100
 ----------------------------------         -----------------------------            --------------------
  (State or Other Jurisdiction              (Commission File Number)                 (I.R.S. Employer
       of Incorporation)                                                             Identification No.)



      11 Trafalgar Square, Second Floor, Nashua, NH                                          03063
-------------------------------------------------------------------                  --------------------
          (Address of Principal Executive Offices)                                        (Zip Code)

                                  603-880-2323
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              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         On March 31, 2004, Nashua Corporation (the "Registrant") entered into a Fifth Amendment (the "Fifth Amendment") to Credit Agreement with Fleet National Bank and LaSalle Bank National Association to amend the Registrant's Credit Agreement, dated March 1, 2002, as amended. The Fifth Amendment:

      -     extends the term of the credit facility to February 28, 2007;

      - modifies the definition of Fixed Charge Coverage Ratio to provide that (1) the ratio is based on the Registrant's Adjusted EBITDA and
            (2) payments of principal of Funded Debt, included in the calculation of the Fixed Charge Coverage Ratio, are limited to principal payments in the last four quarters;

      - replaces the definition and covenant relating to the Total Debt to EBITDA Ratio with a definition and covenant relating to the Funded Debt to Adjusted EBITDA Ratio;

      -     eliminates the covenant relating to Adjusted EBITDA; and

      - adjusts the interest rate on loans outstanding under the credit facility to provide that the interest rate is based on the Funded Debt to Adjusted EBITDA Ratio and that the interest rate is, at the option of the Registrant, either (1) a range from zero to .25 percent over the base rate (prime) or (2) a range from 1.5% to 2.0% over LIBOR.

      Under the Credit Agreement, as amended, Adjusted EBITDA is EBITDA adjusted for restructuring and non-recurring charges, one-time charges and non-cash expenses mutually agreed upon by the lenders and the Registrant and certain pro forma adjustments mutually agreed upon for acquisitions.

      The Fifth Amendment is attached to this Current Report on Form 8-K as
Exhibit 4.1, and the information contained in the Fifth Amendment is incorporated herein by reference.

ITEM 7. EXHIBITS

         Exhibit
         Number                         Description
         ------                         -----------

           4.1 Fifth Amendment to Credit Agreement dated as of March 31, 2004, among Nashua Corporation, Fleet National Bank and LaSalle Bank
                       National Association.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 2, 2004              NASHUA CORPORATION


                                    By:           /s/ John L. Patenaude
                                            ------------------------------------
                                    Name:   John L. Patenaude
                                    Title:  Vice President - Finance, Chief
                                            Financial Officer and Treasurer


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                                  EXHIBIT INDEX


Exhibit
Number                                      Description
------                                      -----------

   4.1 Fifth Amendment to Credit Agreement dated as of March 31, 2004, among Nashua Corporation, Fleet National Bank and LaSalle Bank National Association.